CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jon M. Burnham, Chief Executive Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 3, 2003              /s/ Jon M. Burnham
     ----------------------             ---------------------------------------
                                        Jon M. Burnham, Chief Executive Officer
                                        (principal executive officer)

I, Michael E. Barna, Chief Financial Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 3, 2003           /s/ Michael E. Barna
     ----------------------          ------------------------------------------
                                     Michael E. Barna, Chief Financial Officer
                                     (principal financial officer)